Regal Beloit Corporation First Quarter 2018 Earnings Conference Call May 8, 2018 Mark Gliebe Jon Schlemmer Chairman and Chief Operating Officer Chief Executive Officer Rob Rehard Robert Cherry Vice President Vice President Chief Financial Officer Business Development & Investor Relations ©2018 Regal Beloit Corporation, Proprietary and Confidential

Safe Harbor Statement The following is a cautionary statement made under the Private Securities Litigation Reform Act of 1995: With the exception of historical facts, the statements contained in this presentation may be forward-looking statements. Forward-looking statements represent our management’s judgment regarding future events. In many cases, you can identify forward-looking statements by terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “forecast,” “anticipate,” “believe,” “should,” “project” or “plan” or the negative of these terms or other similar words. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond our control, which could cause actual results to differ materially from those expressed or implied by such forward- looking statements, including but not limited to: uncertainties regarding our ability to execute our restructuring plans within expected costs and timing; increases in our overall debt levels as a result of the acquisition of the Power Transmission Solutions business of Emerson Electric Co. (“PTS”) or otherwise and our ability to repay principal and interest on our outstanding debt; actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor, drives and controls, power generation and power transmission industries; our ability to develop new products based on technological innovation and marketplace acceptance of new and existing products; fluctuations in commodity prices and raw material costs; our dependence on significant customers; risks associated with global manufacturing; issues and costs arising from the integration of acquired companies and businesses including PTS, and the timing and impact of purchase accounting adjustments; prolonged declines in oil and gas up stream capital spending; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, immigration and the like, and other external factors that we cannot control; product liability and other litigation, or claims by end users, government agencies or others that our products or our customers’ applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims; unanticipated liabilities of acquired businesses; unanticipated costs or expenses we may incur related to product warranty issues; our dependence on key suppliers and the potential effects of supply disruptions; infringement of our intellectual property by third parties, challenges to our intellectual property and claims of infringement by us of third party technologies; effects on earnings of any significant impairment of goodwill or intangible assets; losses from failures, breaches, attacks or disclosures involving our information technology infrastructure and data; cyclical downturns affecting the global market for capital goods; and other risks and uncertainties including but not limited to those described in “Item 1A-Risk Factors” of the Company’s Annual Report on Form 10-K filed on March 1, 2017 and from time to time in our reports filed with U.S. Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The forward-looking statements included in this presentation are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances. 2

Non-GAAP Financial Measures We prepare financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non-GAAP” financial measures. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. In this presentation, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables below to the most directly comparable GAAP financial measures: adjusted diluted earnings per share (both historical and projected), adjusted income from operations, adjusted operating income, adjusted operating margin, net debt, adjusted EBITDA, free cash flow, and free cash flow as a percentage of net income attributable to Regal Beloit Corporation. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. Our management primarily uses adjusted income from operations, adjusted operating income and adjusted operating margin to help us manage and evaluate our business and make operating decisions, while adjusted diluted earnings per share, net debt, adjusted EBITDA, free cash flow and free cash flow as a percentage of net income are primarily used to help us evaluate our business and forecast our future results. Accordingly, we believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management. In addition to these non-GAAP measures, we also use the term “organic sales” to refer to GAAP sales from existing operations excluding sales from acquired businesses recorded prior to the first anniversary of the acquisition less the amount of sales attributable to any divested businesses (“acquisition sales”) and the impact of foreign currency translation. The impact of foreign currency translation is determined by translating the respective period’s sales (excluding acquisition sales) using the same currency exchange rates that were in effect during the prior year periods. We use the term “organic sales growth” to refer to the increase in our sales between periods that is attributable to organic sales. For further clarification, we may use the term “acquisition growth” to refer to the increase in our sales between periods that is attributable to acquisition sales. 3

Agenda and Opening Comments Opening Comments Mark Gliebe 1Q Results & 2018 Outlook Rob Rehard Operations Update Jon Schlemmer Summary Mark Gliebe Q&A All 4

Opening Comments – 1st Quarter Results . Organic Sales* Up 5.8% – Commercial & Industrial Systems Up 5.6% – Climate Solutions Up 3.9% – Power Transmission Solutions Up 8.8% . Adjusted Operating Margin* Up 60 bps from Prior Year – Benefitted from Strong Volume, Incremental Price and Productivity – Constrained by Commodity Inflation and Mix . Adjusted Diluted EPS* Up 25% from Prior Year – Up $0.24 from Operations – Up $0.03 from Lower Tax . Capital Allocation – Repurchased $26.0 Million of Regal Shares – Nicotra Gebhardt Acquisition Closed on April 10th, 2018 Strong Organic Sales Growth & Progress on Our March to Improve Margins * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 5

Opening Comments – Looking Forward . Encouraging Start to 2Q – Orders Up Versus Prior Year – Markets Robust Globally – General Price Increase in C&I and Climate Effective in April . Expecting Mid-Single Digit Organic Sales Growth in 2018 – Continued Growth in Residential & Light Commercial HVAC – Robust Commercial and Industrial End Markets – Positive Incremental Pricing – Organic Growth Stronger in 1H than 2H . Expecting Operating Margin Improvement – Volume Leverage and Simplification Benefits . FY 2018 Adjusted Diluted EPS* Guidance of $5.60 - $6.00 Per Share – Nicotra Gebhardt 2018 Adjusted EPS Accretion of $0.13 - $0.15 per Share 2018 Adj. Diluted EPS* Guidance Midpoint is a 19% Annual Improvement * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 6

Opening Comments – U.S. Tariffs . Section 232 – Steel Sourced from United States – No Direct Impact Expected – Aluminum Sourced from North America – No Direct Impact Expected – General Steel and Aluminum Inflation Could Result . Section 301 – Has Not Been Enacted – Uncertainty Remains – Analyzing and Developing Mitigation Plans – Too Soon to Discuss Specifics Developing Plans to Mitigate Impact from Potential Tariffs 7

1st Quarter 2018 Financial Results . Prior Year Results Reflect Adoption of New U.S. GAAP Pension Accounting Rules . 1Q 2018 Sales of $878.8 Million, Up 8.0% – Foreign Currency Translation of 2.2% – Organic Sales* Up 5.8% – C&I Systems Segment Organic Sales Growth of 5.6% – Climate Solutions Segment Organic Sales Growth of 3.9% – Power Transmission Solutions Segment Organic Sales Growth of 8.8% . Adjusted Operating Margin* of 10.2% – Up 60 bps from 1Q 2017 – Volume Growth and Productivity Benefits – Neutral Price/Cost – $1.2 Million LIFO Expense Strong Organic Sales Growth and Margin Improvement * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 8

1st Quarter 2018 Financial Results ADJUSTED DILUTED EARNINGS PER SHARE * Three Months Ended Mar 31, Apr 1, 2018 2017 GAAP Diluted Earnings Per Share $ 1.31 $ 1.02 Restructuring and Related Costs 0.03 0.05 Adjusted Diluted Earnings Per Share $ 1.34 $ 1.07 Adjustments . $1.7 Million Restructuring and Related Costs Adjusted Diluted EPS* Up 25% * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 9

1st Quarter 2018 Key Financial Metrics Capital Expenditures Effective Tax Rate (ETR) . $19.3 Million in 1Q 2018 . 21.0% ETR in 1Q 2018 . $75.0 Million Expected in FY 2018 . ~21.0% Expected in FY 2018 Restructuring and Related Costs . $1.7 Million in 1Q 2018 . $10.0 Million Expected in FY 2018 Balance Sheet at March 31, 2018 Free Cash Flow* . Total Debt of $1,182.3 Million . $23.2 Million in 1Q 2018 . Net Debt of $1,012.4 Million . 39.7% of Net Income in 1Q 2018 . Total Gross Debt/Adj. EBITDA* at 2.4 – Seasonal Increase in Working Capital – Overall Strong Demand . Total Net Debt/Adj. EBITDA* at 2.1 . Expect FY 2018 > 100% of Net Income . Repurchased 351,000 Shares for a Total of $26.0 Million * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 10

Nicotra Gebhardt – Financial Summary . €125 Million (~$154 Million) Purchase Price . 2017 EBITDA Multiple of 7.8x . Expected to Be Accretive to Adjusted EPS in 2018 and Beyond Earnings Impact . Expected Adjusted EPS* Accretion of $0.13 - $0.15 per Share in 2018 . Expecting Closing Pro Forma Net Debt to LTM Adjusted EBITDA* Credit Metrics of 2.1x at the End of 2Q 2018 * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 11

2018 Full Year Guidance . Mid-Single Digit Organic Sales* Growth in 2018 . Improvement in 2018 Adjusted Operating Margin . FY 2018 GAAP Diluted EPS Guidance of $5.29 to $5.69 . FY 2018 Adjusted Diluted EPS* Guidance of $5.60 to $6.00 − Restructuring and Related Costs of $10.0 Million or $0.16 per Share − Purchase Accounting and Transaction Costs of $9.0 Million or $0.15 per Share . Increase from Previous Adjusted Diluted EPS* Guidance Includes: − $0.13 to $0.15 from Nicotra Gebhardt Acquisition − Remainder from Existing Business Performance 2018 Adj. EPS Expected to Increase 19% at the Guidance Midpoint * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 12

Nicotra Gebhardt – Transaction Overview . Closed on Acquisition of Nicotra Gebhardt on April 10, 2018 . A Premier Air Moving Business with ~$150 Million in Annual Sales . Adds to Regal’s Growing Lineup of Energy Efficient Air Moving Systems . Integrating into Commercial and Industrial Systems Segment 13

Nicotra Gebhardt – Product Offering Roof Fan Air Handling Unit Ventilation Unit Packaged Air Conditioning 14

Nicotra Gebhardt – Strategic Rationale . Enhances Regal’s Portfolio of High-efficiency Products Energy . Supports Customer Demand Trends for More Integrated Solutions Efficiency . Enabling Our Customers to Meet and Exceed Energy Regulations . Aligns with Regal Investments in ECM & Air Moving Technology Building on . Creates Value by Optimizing and Integrating Components the Core . Adds to Regal’s Growing Portfolio of ECM & Air Moving Systems . Minimal Overlap with North American Fan and Blower Providers Geography . 97% of Current Sales Are Outside of North America . Increases Regal’s Presence in Europe . 93% of NG Product Offering in Commercial Applications Product Diversity . Platform of New Products Tailored for High-efficiency Systems Gains . Expands Portfolio of Motor, Control and Air Moving System Solutions 15

Nicotra Gebhardt – Day 1 Celebration Italy Malaysia Germany China 16

1Q 2018 Commercial & Industrial Systems Adj. Income from Sales Sales Operations* ($ millions) . Organic Sales* Up 5.6% . $38 $41 Sales Performance 4 1 $30 – Demand Up in Commercial HVAC, $27 Power Generation, and Oil & Gas – Strong Demand in China and Europe – Up Slightly in Distribution, Down in Pool Aftermarket – Price Up from 4Q 2017 and Prior Year Adj. Operating Margin* 1Q17 1Q18 1Q17 1Q18 . 7.3% of Sales . Up 120 bps from 4Q 2017, Up 10 bps from Prior Year – Volume and Simplification Benefits – Headwind from Mix Strong Organic Sales Growth in 1Q and Margin Improvement On the Way * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 17

Commercial & Industrial 2018 Improvement Plan . Simplification Programs – Expecting $6 - $7 Million Cost Benefit in 2018 from 2017 Programs – Two Additional Programs Initiated in 2018 . Pricing – Additional Price Increase Implemented in April 2018 – Expecting Price/Cost to Remain Neutral to Slightly Favorable for the Remainder of 2018 . Volume & Productivity Manufacturing Improvements – Realizing the Positive Impact 2018 Guidance Includes Further Improvement in C&I Margin 18

1Q 2018 Climate Solutions Sales Adj. Income from Sales Operations* . Organic Sales* Up 3.9% ($ millions) . Sales Performance $24 $26 – NA Resi HVAC Up Mid-Single Digit 8 0 – International Up Slightly $33 $33 – Commercial Refrigeration Down . Price Up from 4Q 2017 and Prior Year Adj. Operating Margin* . 12.6% of Sales 1Q17 1Q18 1Q17 1Q18 . Down 50 bps from Prior Year – Higher Volume and Productivity Benefits – Offset by Investment in FER Growth Programs and Mix Expecting Seasonal Margin Improvement in 2Q and 3Q * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 19

1Q 2018 Power Transmission Solutions Adj. Income from Sales Sales Operations* ($ millions) . Organic Sales* Up 8.8% . Sales Performance $18 $20 5 – Strength in Oil & Gas, Renewable Energy, 5 $27 Material Handling, and Aerospace $18 Adj. Operating Margin* . 13.1% of Sales . Up 320 bps from Prior Year, Up 90 bps from 4Q 2017 – Benefits from Volume, Price/Cost, and Manufacturing Productivity 1Q17 1Q18 1Q17 1Q18 . Fourth Consecutive Quarter of Margin Improvement Expecting Full Year Margin Improvement * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 20

1st Quarter 2018 Summary . Organic Sales* Up 5.8% . Price/Cost Neutral . Adjusted Operating Margin* Up 60 bps . Adjusted Diluted EPS* Up 25% . Repurchased $26 Million of Shares . Nicotra Gebhardt Acquisition Closed in April . Orders Up Entering 2Q in All Segments . Global Markets Remain Strong 2018 Adj. EPS Expected to Increase 19% at the Guidance Midpoint * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 21

Questions and Answers 22

Appendix Non-GAAP Reconciliations ADJUSTED DILUTED EARNINGS PER SHARE Three Months Ended Mar 31, Apr 1, 2018 2017 GAAP Diluted Earnings Per Share $ 1.31 $ 1.02 Restructuring and Related Costs 0.03 0.05 Adjusted Diluted Earnings Per Share $ 1.34 $ 1.07 2018 ADJUSTED ANNUAL GUIDANCE Minimum Maximum 2018 Diluted EPS Annual Guidance $ 5.29 $ 5.69 Purchase Accounting and Transaction Costs 0.15 0.15 Restructuring and Related Costs 0.16 0.16 2018 Adjusted Diluted EPS Annual Guidance $ 5.60 $ 6.00 23

Appendix Non-GAAP Reconciliations Three Months Ended Commercial & Power Transmission ADJUSTED OPERATING INCOME Industrial Systems Climate Solutions Solutions Total Regal (Dollars in Millions) Mar 31, Apr 1, Mar 31, Apr 1, Mar 31, Apr 1, Mar 31, Apr 1, 2018 2017 2018 2017 2018 2017 2018 2017 GAAP Income from Operations $ 29.1 $ 25.7 $ 32.3 $ 31.4 $ 26.8 $ 17.9 $ 88.2 $ 75.0 Restructuring and Related Costs 1.3 1.7 0.4 1.1 - 0.4 1.7 3.2 Gain on Disposal of Businesses - - - - - (0.1) - (0.1) Gain on Sale of Assets (0.3) (0.1) - - - - (0.3) (0.1) Adjusted Income from Operations $ 30.1 $ 27.3 $ 32.7 $ 32.5 $ 26.8 $ 18.2 $ 89.6 $ 78.0 GAAP Operating Margin % 7.0% 6.7% 12.4% 12.7% 13.1% 9.7% 10.0% 9.2 % Adjusted Operating Margin % 7.3% 7.2% 12.6% 13.1% 13.1% 9.9% 10.2% 9.6% 24

Appendix Non-GAAP Reconciliations FREE CASH FLOW Three Months Ended (Dollars in Millions) Mar 31, Apr 1, 2018 2017 Net Cash Provided by Operating Activities $ 42.5 $ 50.5 Additions to Property Plant and Equipment (19.3) (17.0) Free Cash Flow $ 23.2 $ 33.5 Free Cash Flow as a Percentage of Net Income Attributable to Regal Beloit Corporation 39.7% 72.4% 25

Appendix Non-GAAP Reconciliations Three Months Ended ORGANIC SALES GROWTH March 31, 2018 (Dollars in Millions) Commercial & Power Industrial Climate Transmission Systems Solutions Solutions Total Regal Net Sales $ 414.0 $ 259.9 $ 204.9 $ 878.8 Impact from Foreign Currency Exchange Rates (11.3) (2.5) (4.0) (17.8) Adjusted Net Sales $ 402.7 $ 257.4 $ 200.9 $ 861.0 Net Sales Three Months Ended April 1, 2017 $ 381.2 $ 247.7 $ 184.6 $ 813.5 Organic Sales Growth % 5.6% 3.9% 8.8% 5.8 % Net Sales Growth % 8.6% 4.9% 11.0% 8.0% 26

Appendix Non-GAAP Reconciliations TOTAL GROSS DEBT/ADJUSTED EBITDA TOTAL NET DEBT/ADJUSTED EBITDA (Dollars in Millions) (Dollars in Millions) LTM Mar 31, LTM Mar 31, 2018 2018 Net Income Attributable to Regal Beloit Corporation $ 225.1 Net Income Attributable to Regal Beloit Corporation $ 225.1 Plus: Minority Interest 4.7 Plus: Minority Interest 4.7 Plus: Taxes 61.0 Plus: Taxes 61.0 Plus: Interest Expense Plus: Interest Expense 54.7 54.7 Less: Interest Income Less: Interest Income (2.4) (2.4) Plus: Depreciation and Amortization Plus: Depreciation and Amortization 137.6 137.6 Plus: Restructuring and Related Costs 12.6 Plus: Restructuring and Related Costs 12.6 Less: Gain on Sale of Assets (4.1) Less: Gain on Sale of Assets (4.1) Adjusted EBITDA $ 489.2 Adjusted EBITDA $ 489.2 Current Maturities of Debt $ 100.8 Current Maturities of Debt $ 100.8 Long-Term Debt 1,081.5 Long-Term Debt 1,081.5 Less: Cash (169.9) Total Gross Debt $ 1,182.3 Total Net Debt $ 1,012.4 Total Gross Debt/Adjusted EBITDA 2.4 Total Net Debt/Adjusted EBITDA 2.1 27

Appendix Non-GAAP Reconciliations

RECONCILIATION FOR PENSION ADJUSTMENT (Dollars in Millions)	Quarter-to-Date: Commercial & Industrial Systems	Quarter-to-Date: Climate Solutions	Quarter-to-Date: Power Transmission Solutions	Quarter-to-Date: Total Regal	Year-to-Date: Commercial & Industrial Systems	Year-to-Date: Climate Solutions	Year-to-Date: Power Transmission Solutions	Year-to-Date: Total Regal
	Three Months Ended April 1, 2017				Three Months Ended April 1, 2017			
GAAP Income from Operations - Recasted	$ 25.7	$ 31.4	$ 17.9	$ 75.0	$ 25.7	$ 31.4	$ 17.9	$ 75.0
Adjusted Income from Operations - Recasted	27.3	32.5	18.2	78.0	27.3	32.5	18.2	78.0
GAAP Operating Margin % - Recasted	6.7 %	12.7 %	9.7 %	9.2 %	6.7 %	12.7 %	9.7 %	9.2 %
Adjusted Operating Margin % - Recasted	7.2 %	13.1 %	9.9 %	9.6 %	7.2 %	13.1 %	9.9 %	9.6 %
	Three Months Ended July 1, 2017				Six Months Ended July 1, 2017			
GAAP Income from Operations - Recasted	$ 20.6	$ 40.4	$ 22.2	$ 83.2	$ 46.3	$ 71.8	$ 40.1	$ 158.2
Adjusted Income from Operations - Recasted	27.2	41.0	22.4	90.6	54.5	73.5	40.6	168.6
GAAP Operating Margin % - Recasted	5.1 %	14.9 %	11.6 %	9.6 %	5.9 %	13.9 %	10.7 %	9.4 %
Adjusted Operating Margin % - Recasted	6.7 %	15.2 %	11.7 %	10.4 %	6.9 %	14.2 %	10.8 %	10.0 %
	Three Months Ended September 30, 2017				Nine Months Ended September 30, 2017			
GAAP Income from Operations - Recasted	$ 29.5	$ 39.1	$ 25.7	$ 94.3	$ 75.8	$ 110.9	$ 65.8	$ 252.5
Adjusted Income from Operations - Recasted	30.4	39.4	23.0	92.8	84.9	112.9	63.6	261.4
GAAP Operating Margin % - Recasted	7.2 %	15.3 %	13.3 %	11.0 %	6.3 %	14.3 %	11.6 %	9.9 %
Adjusted Operating Margin % - Recasted	7.5 %	15.4 %	11.9 %	10.8 %	7.1 %	14.6 %	11.2 %	10.3 %
	Three Months Ended December 30, 2017				Twelve Months Ended December 30, 2017			
GAAP Income from Operations - Recasted	$ 24.0	$ 30.6	$ 24.0	$ 78.6	$ 99.8	$ 141.5	$ 89.8	$ 331.1
Adjusted Income from Operations - Recasted	24.7	31.1	24.0	79.8	109.6	144.0	87.6	341.2
GAAP Operating Margin % - Recasted	5.9 %	14.1 %	12.2 %	9.6 %	6.2 %	14.3 %	11.7 %	9.9 %
Adjusted Operating Margin % - Recasted	6.1 %	14.4 %	12.2 %	9.7 %	6.8 %	14.5 %	11.4 %	10.2 %

REGAL®

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Appendix Regal Shipping Days 1Q 2Q 3Q 4Q FY 2014 63 63 63 64 253 2015 64 63 64 59 250 2016 64 64 63 60 251 2017 64 63 63 60 250 2018 63 64 63 61 251 . Regal operates on a 52/53 week fiscal year ending on the Saturday closest to December 31 . Fiscal Years 2015, 2016, 2017 and 2018 have 52 weeks . Fiscal Year 2014 had 53 weeks 29